SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 24, 2002
Date of report (Date of earliest event reported)

ON Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

ON Semiconductor Corporation

5005 E. McDowell Road

Phoenix, Arizona	85008

(Address of principal executive offices)	(Zip Code)

602-244-6600
(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
EX-99

Item 5.         Other Events.

Attached to this Current Report as Exhibit 99 is a copy of a news release for ON Semiconductor Corporation dated April 24, 2002 titled “ON Semiconductor Files Shelf Registration Statement for Common Stock.”

Item 7.	Financial Statements, Pro Forma

Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired Not applicable.

(b) Pro Forma Financial Information Not applicable.
(c) Exhibits

Exhibit Number	Description

99	News release for ON Semiconductor Corporation dated April 24, 2002 titled “ON Semiconductor Files Shelf Registration Statement for Common Stock.”

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: April 24, 2002

By: /S/ G. SONNY CAVE

G. Sonny Cave Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99	News release for ON Semiconductor Corporation dated April 24, 2002 titled “ON Semiconductor Files Shelf Registration Statement for Common Stock.”

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